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                                 Exhibit 10(SS)

                     Amendment No. 1 to Amended and Restated
                           Standby Purchase Agreement

                                     Between

                      State Auto Financial Corporation and
                             SAF Funding Corporation
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                    AMENDMENT NO. 1 TO AMENDED AND RESTATED
                           STANDBY PURCHASE AGREEMENT


         This Amendment (this "AMENDMENT") is entered into as of November 14, 2002 by and between State Auto Financial Corporation, a corporation duly organized and validly existing under the laws of the State of Ohio ("STATE AUTO FINANCIAL"), and SAF Funding Corporation, a Delaware corporation (the "COMPANY").


                                    RECITALS

         A. State Auto Financial and the Company are parties to a Standby Purchase Agreement dated as of November 19, 1999 (as amended and restated by that certain Amended and Restated Standby Purchase Agreement dated as of November 16, 2001, the "STANDBY PURCHASE AGREEMENT").

         B. State Auto Financial and the Company desire to amend the Standby Purchase Agreement on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

         1. AMENDMENTS TO STANDBY PURCHASE AGREEMENT. Upon the satisfaction of each of the conditions set forth in SECTION 4 below, the Standby Purchase Agreement shall be amended as follows:

                  (a) The definition of "Company Pledge Agreement" in Article I of the Standby Purchase Agreement shall be amended and restated to read as follows:

                           "COMPANY PLEDGE AGREEMENT" shall mean the Pledge and
                  Security Agreement dated as of November 19, 1999, among the Company and the Agent, as modified and supplemented and in effect from time to time.

                  (b) The definition of "Purchase Commitment Termination Date" shall be amended and restated to read as follows:

                           "PURCHASE COMMITMENT TERMINATION DATE" shall mean
                  November 12, 2003; PROVIDED, that if the "Commitment Termination Date" under the Credit Agreement is extended as provided therein, the Purchase Commitment Termination Date shall, automatically and without any action on the part of State Auto Financial or the Company, be extended to the date to which said "Commitment Termination Date" has been so extended.

         2. REPRESENTATIONS AND WARRANTIES OF STATE AUTO OBLIGORS. Each of the Company and State Auto Financial represents and warrants that:


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                  (a) The execution, delivery and performance by such Person of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally; and

                  (b) Each of the representations and warranties contained in the Standby Purchase Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct on and as of such earlier date.

         3. EFFECTIVE DATE. SECTION 1 of this Amendment shall become effective as of November 14, 2002 upon satisfaction of the following conditions:

                  (a) EXECUTED AMENDMENT. Receipt by the Agent of duly executed counterparts hereof by the Company and State Auto Financial.

                  (b) OTHER. Satisfaction of the conditions to effectiveness set forth in Section 3 of that certain Amendment No. 1 to Amended and Restated Credit Agreement among the Company, the Agent and the financial institutions signatory thereto.

         4. REFERENCE TO AND EFFECT UPON THE STANDBY PURCHASE AGREEMENT.

                  (a) Except as specifically amended above, the Standby Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Standby Purchase Agreement or any Loan Document, nor constitute a waiver of any provision of the Standby Purchase Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Standby Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Standby Purchase Agreement as amended hereby.

         5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.


                                      -2-
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         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                            [signature pages follow]



                                      -3-
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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                               STATE AUTOMOBILE FINANCIAL
                               CORPORATION


                               By:      /s/ Steven J. Johnston
                                   --------------------------------


                               Title:   Senior Vice President
                                      -----------------------------


                               SAF FUNDING CORPORATION


                               By:      /s/ Jill A. Gordon
                                   --------------------------------

                               Title:   Vice President
                                      -----------------------------








                                       S-1
                              [TO AMENDMENT NO. 1]